FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, July 1, 2016 -- The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.112 per share, payable on July 18, 2016, to shareholders of record on July 11, 2016 (ex-date July 7, 2016).

The Fund has a Managed Distribution Plan (“Plan”) to pay 10% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	June 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.021	18.5%	$0.127	21.2%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.091	81.5%	0.437	73.3%
Return of Capital (or other Capital Source)	-	0.0%	0.033	5.5%
Total Distribution	$0.112	100.0%	$0.597	100.0%

(1) YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 30, 2016
Average Annual Total Return on NAV for the 5-year period ended this month (2)	6.21%
Current Fiscal YTD Annualized Distribution Rate (3)	10.03%

YTD Cumulative Total Return on NAV (4)	2.89%
YTD Cumulative Distribution Rate (5)	4.46%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, August 1, 2016 -- The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.113 per share, payable on August 18, 2016, to shareholders of record on August 11, 2016 (ex-date August 9, 2016).

The Fund has a Managed Distribution Plan (“Plan”) to pay 10% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	July 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.017	14.6%	$0.144	20.2%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.096	85.4%	0.548	77.2%
Return of Capital (or other Capital Source)	-	0.0%	0.018	2.6%
Total Distribution	$0.113	100.0%	$0.710	100.0%

(1) YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 29, 2016
Average Annual Total Return on NAV for the 5-year period ended this month (2)	6.82%
Current Fiscal YTD Annualized Distribution Rate (3)	9.96%

YTD Cumulative Total Return on NAV (4)	5.45%
YTD Cumulative Distribution Rate (5)	5.22%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

FOR IMMEDIATE RELEASE

For Further Information:

Zweig Funds Shareholder Services

(800) 272-2700

zweig@virtus.com

THE ZWEIG TOTAL RETURN FUND, INC. DECLARES DISTRIBUTION AND

DISCLOSES SOURCES OF DISTRIBUTION – SECTION 19(a) NOTICE

New York, September 1, 2016 -- The Zweig Total Return Fund, Inc. (NYSE: ZTR) today announced a monthly distribution of $0.112 per share, payable on September 19, 2016, to shareholders of record on September 12, 2016 (ex-date September 8, 2016).

The Fund has a Managed Distribution Plan (“Plan”) to pay 10% of the Fund’s net asset value on an annualized basis, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended. Distributions may represent earnings from net investment income, capital gains, or if necessary, return of capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.

The following chart discloses information on the sources of the distribution:

Distribution Estimates	August 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.045	40.0%	$0.187	22.8%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.067	60.0%	0.619	75.3%
Return of Capital (or other Capital Source)	-	0.0%	0.016	1.9%
Total Distribution	$0.112	100.0%	$0.822	100.0%

(1)	YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Information regarding the Fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the Fund’s NAV and not the market price of the Fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 31, 2016
Average Annual Total Return on NAV for the 5-year period ended this month (2)	7.05%
Current Fiscal YTD Annualized Distribution Rate (3)	10.00%

YTD Cumulative Total Return on NAV (4)	5.08%
YTD Cumulative Distribution Rate (5)	6.12%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Section 19(a) notices are posted on the Fund’s website at:

ZTR 19A Notices

The Zweig closed-end funds are advised by Zweig Advisers LLC. For more information on the Fund, please contact shareholder services at 800.272.2700, by email at zweig@virtus.com, or visit us on the web at www.virtus.com.

# # #

101 Munson Street, Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788 closedendfunds@virtus.com

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. DISCLOSES SOURCES

OF DISTRIBUTION – SECTION 19(a) NOTICE

Hartford, CT, October 20, 2016 -- Virtus Global Dividend & Income Fund Inc.

(NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on October 13, 2016 (ex-date October 11, 2016).

The following table sets forth the estimated amounts of the current distribution, payable October 20, 2016, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.023	19.9%	$0.210	22.4%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.090	80.1%	0.725	77.6%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.113	100.0%	$0.935	100.0%

(1)	YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

September 30, 2016
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	7.99%
Current Fiscal YTD Annualized Distribution Rate (3)	10.27%
YTD Cumulative Total Return on NAV (4)	4.17%
YTD Cumulative Distribution Rate (5)	7.08%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of the Fund’s Managed Distribution Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:
Shareholder Services
(866) 270-7788 closedendfunds@virtus.com

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC. DISCLOSES SOURCES

OF DISTRIBUTION – SECTION 19(a) NOTICE

Hartford, CT, November 21, 2016 -- Virtus Global Dividend & Income Fund Inc.

(NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on November 14, 2016 (ex-date November 9, 2016).

The following table sets forth the estimated amounts of the current distribution, payable November 21, 2016, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.017	15.3%	$0.227	21.7%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.096	84.7%	0.821	78.3%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.113	100.0%	$1.048	100.0%

(1)	YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

October 31, 2016
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	6.19%
Current Fiscal YTD Annualized Distribution Rate (3)	10.56%
YTD Cumulative Total Return on NAV (4)	2.30%
YTD Cumulative Distribution Rate (5)	8.16%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.

(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the Fund’s NAV at month end.

(4)	YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of the Fund’s Managed Distribution Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, December 19, 2016 -- Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on December 12, 2016 (ex-date December 8, 2016).

The following table sets forth the estimated amounts of the current distribution, payable December 19, 2016, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	November 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.046	40.8%	$0.272	23.5%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.067	59.2%	0.889	76.5%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.113	100.0%	$1.161	100.0%

(1)	YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

November 30, 2016
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	6.01%
Current Fiscal YTD Annualized Distribution Rate (3)	10.77%
YTD Cumulative Total Return on NAV (4)	1.31%
YTD Cumulative Distribution Rate (5)	9.22%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the cumulative distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, January 10, 2017 -- Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.613 per share to shareholders of record at the close of business on December 29, 2016 (ex-date January 5, 2017).

The following table sets forth the estimated amounts of the current distribution, payable January 10, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	December 2016 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.022	3.6%	$0.295	16.6%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.591	96.4%	1.479	83.4%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.613	100.0%	$1.774	100.0%

(1)	YTD January 12, 2016 to January 11, 2017. (The distribution paid on January 11, 2016 was reportable for tax on Form 1099 in 2015)

December 30, 2016
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	6.49%
Current Fiscal YTD Annualized Distribution Rate (3)	10.62%
YTD Cumulative Total Return on NAV (4)	3.74%
YTD Cumulative Distribution Rate (5)	13.89%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, February 21, 2017 -- Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on February 13, 2017 (ex-date February 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable February 21, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	January 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.026	22.7%	$0.026	22.7%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.015	13.4%	0.015	13.4%
Net Realized Long-Term Capital Gains	0.072	63.9%	0.072	63.9%
Return of Capital (or other Capital Source)	-	0.0%	-	0.0%
Total Distribution	$0.113	100.0%	$0.113	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

January 31, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	6.20%
Current Fiscal YTD Annualized Distribution Rate (3)	10.96%
YTD Cumulative Total Return on NAV (4)	2.15%
YTD Cumulative Distribution Rate (5)	0.91%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

# # #

SECTION 19(a) NOTICE

Hartford, CT, March 20, 2017 -- Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on March 13, 2017 (ex-date March 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable March 20, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	February 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.033	28.9%	$0.059	25.8%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	0.003	1.4%
Net Realized Long-Term Capital Gains	-	0.0%	0.068	30.2%
Return of Capital (or other Capital Source)	0.080	71.1%	0.096	42.6%
Total Distribution	$0.113	100.0%	$0.226	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

February 28, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	6.40%
Current Fiscal YTD Annualized Distribution Rate (3)	10.80%
YTD Cumulative Total Return on NAV (4)	4.65%
YTD Cumulative Distribution Rate (5)	1.80%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

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SECTION 19(a) NOTICE

Hartford, CT, April 21, 2017 -- Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on April 13, 2017 (ex-date April 11, 2017).

The following table sets forth the estimated amounts of the current distribution, payable April 21, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	March 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.049	43.9%	$0.108	31.8%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	-	0.0%	-	0.0%
Net Realized Long-Term Capital Gains	0.040	35.1%	0.111	32.8%
Return of Capital (or other Capital Source)	0.024	21.0%	0.120	35.4%
Total Distribution	$0.113	100.0%	$0.339	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

March 31, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	6.68%
Current Fiscal YTD Annualized Distribution Rate (3)	10.69%
YTD Cumulative Total Return on NAV (4)	6.76%
YTD Cumulative Distribution Rate (5)	2.67%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

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SECTION 19(a) NOTICE

Hartford, CT, May 18, 2017 -- Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on May 11, 2017 (ex-date May 9, 2017).

The following table sets forth the estimated amounts of the current distribution, payable May 18, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	April 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.033	29.3%	$0.141	31.2%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.017	15.4%	0.017	3.9%
Net Realized Long-Term Capital Gains	0.040	35.2%	0.151	33.4%
Return of Capital (or other Capital Source)	0.023	20.1%	0.143	31.5%
Total Distribution	$0.113	100.0%	$0.452	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

April 28, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	6.80%
Current Fiscal YTD Annualized Distribution Rate (3)	10.72%
YTD Cumulative Total Return on NAV (4)	7.50%
YTD Cumulative Distribution Rate (5)	3.57%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

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SECTION 19(a) NOTICE

Hartford, CT, June 19, 2017 -- Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on June 12, 2017 (ex-date June 8, 2017).

The following table sets forth the estimated amounts of the current distribution, payable June 19, 2017, and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2017 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.075	66.2%	$0.216	38.2%
Net Realized Foreign Currency Gains	-	0.0%	-	0.0%
Net Realized Short-Term Capital Gains	0.019	17.3%	0.037	6.5%
Net Realized Long-Term Capital Gains	0.019	16.5%	0.185	32.8%
Return of Capital (or other Capital Source)	-	0.0%	0.127	22.5%
Total Distribution	$0.113	100.0%	$0.565	100.0%

(1)	YTD January 11, 2017 to January 9, 2018. (The distribution paid on January 10, 2017 was reportable for tax on Form 1099 in 2016)

May 31, 2017
Average Annual Total Return on NAV for the 5-year period ended this quarter (2)	8.37%
Current Fiscal YTD Annualized Distribution Rate (3)	10.45%
YTD Cumulative Total Return on NAV (4)	11.31%
YTD Cumulative Distribution Rate (5)	4.35%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the fund’s NAV at month end.
(4)	YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.
(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92835W107

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